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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                    EVANS & SUTHERLAND COMPUTER CORPORATION


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints James R. Oyler, John T. Lemley and Mark C. McBride, and each of them acting individually, his true and lawful attorneys-in-fact and agents, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name, place and stead, in any and all capacities, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental and amendatory thereto, with respect to the registration of shares of Evans & Sutherland Computer Corporation Common Stock, par value $.20 per share, pursuant to the merger of AccelGraphics, Inc. with and into Evans & Sutherland Computer Corporation's wholly-owned subsidiary, E&S Merger Corp., hereby granting to such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney-in-fact or attorneys-in-fact may deem necessary or advisable to carry out fully the intent of the forgoing as the undersigned might or could do personally or in any and all capacities, hereby ratifying and confirming all acts and things which such attorney-in-fact or attorneys-in-fact may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 23rd day of April, 1998.


SIGNATURE                     TITLE                              DATE
---------                     -----                              ----


/s/ Stewart Carrel            Chairman of the Board              April 22, 1998
-------------------------
Stewart Carrel                of Directors


/s/ James R. Oyler            Director and President             April 22, 1998
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James R. Oyler                (Chief Executive Officer)



/s/ John T. Lemley            Vice President and Chief           April 22, 1998
-------------------------
John T. Lemley                Financial Officer (Principal
                              Financial Officer)
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/s/ Mark C. McBride           Vice President,                    April 22, 1998
-------------------------
Mark C. McBride               Corporate Controller and Secretary
                              (Principal Accounting Officer)



/s/ Gerald S. Casilli         Director                           April 23, 1998
-------------------------
Gerald S. Casilli



/s/ Peter O. Crisp            Director                           April 22, 1998
-------------------------
Peter O. Crisp


/s/ Henry N. Christiansen     Director                           April 22, 1998
-------------------------
Henry N. Christiansen



/s/ Ivan E. Sutherland        Director                           April 22, 1998
-------------------------
Ivan E. Sutherland



/s/ John E. Warnock           Director                           April 22, 1998
-------------------------
John E. Warnock